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                                                                    EXHIBIT 99.2


                                  AMETEK, INC.

     CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, John J. Molinelli, Executive Vice-President - Chief Financial Officer of AMETEK, Inc. (the "Company") certify that:

(a) the Company's report on Form 10-Q for the third quarterly period ended September 30, 2002 (the "Report") fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/S/ John J. Molinelli
---------------------
John J. Molinelli
Executive Vice President - Chief Financial Officer


Date: November 11, 2002